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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                            PURSUANT TO 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 22, 2004

Commission File Number               014612
                                    -------


                               WAYNE BANCORP, INC
                               ------------------
             (Exact name of registrant as specified in its charter)

            Ohio                                                34-1516142
            ----                                                ----------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                             Identification No.)

           112 West Liberty Street, P.O. Box 757, Wooster, Ohio 44691
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                    (Address of principal executive offices)

                                 (330) 264-1222
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

     The following exhibits are filed herewith:

EXHIBIT NO.                         DESCRIPTION OF EXHIBIT

   99.1 Press Release dated January 22, 2004 with respect to the Registrant's financial results for the fourth quarter ended December 31, 2003


ITEM 12.  INFORMATION FURNISHED UNDER ITEM 12 RESULTS OF
          OPERATIONS AND FINANCIAL CONDITION


On January 22, 2004, the Registrant announced financial results for the fourth quarter ended December 31, 2004, reporting earnings of $2,239,000. A copy of the press release announcing the Registrant's results for the fourth quarter ended December 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.




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                                   SIGNATURES



Pursuant to the requirement of the Securities Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  January 22, 2004                    /s/ David P. Boyle
       ----------------                    ------------------
                                           David P. Boyle
                                           President and Chief Executive Officer





Date:  January 22, 2004                    /s/ John A. Lende
       ----------------                    -----------------
                                           John A. Lende
                                           Secretary and Treasurer



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